UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 15, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

   DELAWARE                         001-10435                   06-0633559
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

      On December 15, 2008, the Company entered into a First Amendment to Credit Agreement ("Amendment") with Bank of America, N.A., which extends the termination date of the Credit Agreement to December 12, 2009.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 1.01.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 First Amendment to Credit Agreement dated December 15, 2008 between Sturm, Ruger & Company, Inc. and Bank of America, N.A.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STURM, RUGER & COMPANY, INC.


                                      By:  /S/ THOMAS A. DINEEN
                                           -------------------------------------
                                           Name:  Thomas A. Dineen
                                           Title: Principal Financial Officer,
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer


Dated:  December 22, 2008


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